LEGG MASON FUNDS
                                 CODE OF ETHICS


                              Dated: December 2005

















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                                TABLE OF CONTENTS

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Topic                                                                                         Page

I. Introduction                                                                                 6

         A.       Individuals and Entities Covered by the Code                                  6

         B. Fiduciary Duty                                                                      6

                  1.       The Funds Come First                                                 6
                  2.       Avoid Taking Advantage                                               6
                  3.       Comply with the Code                                                 6

         C.       Application of the Code to Independent Fund Directors                         6

         D.       Application of the Code to Interested Directors                               7

II.      Personal Securities Transactions Involving Legg Mason Funds                            8

         A.       Preclearance of Transactions in Legg Mason Funds                              8

         B.       Execution of Transactions in Legg Mason Funds                                 8

         C.       Prohibited Transactions in Legg Mason Funds                                   8

                  1. 60 Day Holding Period                                                      8
                  2. Other Prohibited Trading                                                   8

         D.       Exemptions for Transactions in Legg Mason Funds                               8

                  1.     Exemption from Preclearance                                            8
                  2.     Exemptions from Treatment as a Prohibited Transaction                  8

                           a.       Legg Mason Money Market Funds                               8
                           b.       No Knowledge                                                8
                           c.       Automatic Investment/Withdrawal Plans                       8
                           d.       Certain 401(k) Account Reallocations                        8

         E.       Reporting Requirements for Transactions in Legg Mason Funds                   9

III.     Personal Securities Transactions Not Involving Legg Mason Funds                        9

         A.       Preclearance Requirements for Access Persons                                  9

                  1.       General Requirement                                                  9
                  2.       Trade Authorization Request Forms                                    9
                  3.       Review of Form                                                       9
                  4.       Length of Trade Authorization Approval                               10
                  5.       No Explanation Required for Refusals                                 10

         B.       Execution of Personal Securities Transactions                                 10

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         C.       Prohibited Transactions                                                       10

                  1. Always Prohibited Securities Transactions                                  10

                           a.       Inside Information                                          10
                           b.       Market Manipulation                                         10
                           c.       Others                                                      10

                  2. Generally Prohibited Securities Transactions                               11

                           a.       Initial Public Offerings (Investment Personnel only)        11
                           b.       One Day Blackout (All Access Persons)                       11
                           c.       Seven-Day Blackout (Portfolio Managers only)                11
                           d.       60-Day Blackout (Investment Personnel only)                 11
                           e.       Private Placements (Investment Personnel only)              11

         D.       Exemptions                                                                    11

                  1. Exemptions from Preclearance and Treatment as a
                           Prohibited Transaction                                               11

                           a.       Mutual Funds                                                12
                           b.       No Knowledge                                                12
                           c.       Legg Mason, Inc. Stock                                      12
                           d.       Certain Corporate Actions                                   12
                           e.       Automatic Investment Plans                                  12
                           f.       Option-Related Activity                                     12
                           g.       Commodities, Futures and Options on Futures                 12
                           h.       Rights                                                      12
                           i.       Miscellaneous                                               12

                  2. Exemption from Treatment as a Prohibited Transaction                       13

                           a.       Employer of Access Person Does Not Make Investment
                                    Decisions For the Relevant Fund                             13
                           b.       De Minimis Transactions                                     13
                                    i. Equity Securities                                        13
                                    ii.Fixed Income Securities                                  13
                           c.       Options on Broad-Based Indices                              13

         E.       Reporting Requirements                                                        13

                  1.       Initial and Periodic Disclosure of Personal Holdings                 13
                  2.       Transaction and Periodic Statement Reporting Requirements            14
                  3.       Independent Fund Directors' Reporting                                14
                  4.       Disclaimers                                                          14
                  5.       Availability of Reports                                              15

IV.      Fiduciary Duties                                                                       15

         A.       Confidentiality                                                               15

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         B.       Gifts                                                                         15

                  1.       Accepting Gifts                                                      15
                  2.       Solicitation of Gifts                                                15
                  3.       Giving Gifts                                                         15

         C.       Corporate Opportunities                                                       15

         D.       Undue Influence                                                               15

         E.       Service as a Director                                                         16

V.       Compliance with the Code of Ethics                                                     16

         A.       Code of Ethics Review Committee                                               16

                  1.       Membership, Voting and Quorum                                        16
                  2.       Investigating Violations of the Code                                 16
                  3.       Annual Reports                                                       16

         B.       Remedies                                                                      16

                  1.       Sanctions                                                            17
                  2.       Sole Authority                                                       17
                  3.       Review                                                               17

         C.       Exceptions to the Code                                                        17

         D.       Inquiries Regarding the Code                                                  17

VI.      Definitions                                                                            17

         "Access Person"                                                                        17
         "Appropriate Compliance Department"                                                    18
         "Automatic Investment Plan"                                                            18
         "Beneficial Interest"                                                                  18
         "Board of Directors"                                                                   19
         "Code"                                                                                 19
         "Equivalent Security"                                                                  19
         "Fund Adviser"                                                                         19
         "Immediate Family"                                                                     19
         "Independent Fund Director"                                                            20
         "Interested Director"                                                                  20
         "Investment Personnel" and "Investment Person"                                         20
         "Legal and Compliance Department"                                                      20
         "Legg Mason Fund" and "Fund"                                                           20
         "Portfolio Manager"                                                                    20
         "Preclearance Officer"                                                                 20
         "Securities Transaction"                                                               20
         "Security"                                                                             20

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VII.     Appendices to the Code                                                                 21

         Appendix 1  -      Contact Persons                                                     i
         Appendix 2  -      Acknowledgement of Receipt of Code of Ethics
                            and Personal Holdings Report                                        ii
         Appendix 3  -      Trade Authorization Request for Access Persons                      v
         Appendix 4  -      Certification of Access Person's Designee                           vi
         Appendix 5  -      Acknowledgement of Receipt of Code of Ethics
                            (Independent Fund Directors)                                        vii
         Appendix 6  -      Form Letter to Broker, Dealer or Bank                               viii
         Appendix 7  -      Certification of No Beneficial Interest                             ix
         Appendix 8  -      New Account(s) Report                                               x
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I.       INTRODUCTION

A. Individuals and Entities Covered by the Code. All Access Persons(1) are subject to the provisions of this Code unless they are covered by another code of ethics that has been approved by the Board of Directors. (See Section I.C. for information regarding the application of the Code to Independent Fund Directors and Section I.D. for information regarding the application of the Code to Interested Directors).

B. Fiduciary Duty. The Code is based on the principle that Access Persons owe a fiduciary duty to the Legg Mason Funds and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of any of the Funds.

         As fiduciaries, Access Persons must at all times comply with the following principles:

         1. The Funds Come First. Access Persons must scrupulously avoid serving their personal interests ahead of the interests of the Legg Mason Funds. An Access Person may not induce or cause a Fund to take action, or not to take action, for the Access Person's personal benefit, rather than for the benefit of the Fund. For example, an Access Person would violate this Code by causing a Fund to purchase a Security the Access Person owned for the purpose of increasing the price of that Security.

         2. Avoid Taking Advantage. Access Persons may not use their knowledge of open, executed, or pending portfolio transactions to profit by the market effect of such transactions, nor may they use their knowledge of Fund portfolio holdings to engage in short-term or other abusive trading of the Legg Mason Funds. In addition, since the receipt of investment opportunities, perquisites, or gifts from persons seeking business with a Legg Mason Fund or a Fund Adviser could call into question the exercise of an Access Person's independent judgment, all Access Persons must comply with the provisions of the Code relating to these activities.

         3. Comply With the Code. Doubtful situations should be resolved in favor of the Legg Mason Funds. Technical compliance with the Code's procedures will not automatically insulate from scrutiny any Securities Transactions that indicate an abuse of fiduciary duties.

C. Application of the Code to Independent Fund Directors. This Code applies to Independent Fund Directors and requires Independent Fund Directors to comply with each of the provisions as outlined below:

---------------------------
  (1) Capitalized words are defined in Section VI (Definitions).


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
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Independent Fund Directors must comply with these      Independent Fund Directors are exempt from these
sections of the Code                                   sections of the Code
====================================================== ======================================================
=============================================================================================================
                  Section II - Personal Securities Transactions Involving Legg Mason Funds
-------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
All provisions of Section II
------------------------------------------------------ ------------------------------------------------------
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               Section III - Personal Securities Transactions Not Involving Legg Mason Funds
-------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Section III.E.3 (Independent Fund Directors'           Section III.A (Preclearance requirements for Access
Reporting)                                             Persons)
------------------------------------------------------ ------------------------------------------------------
Section III.E.4 (Disclaimers)                          Section III.B (Execution of personal securities
                                                       transactions)
------------------------------------------------------ ------------------------------------------------------
Section III.E.5 (Availability of reports)              Section III.C (Prohibited transactions)
------------------------------------------------------ ------------------------------------------------------
                                                       Section III.D (Exemptions)
------------------------------------------------------ ------------------------------------------------------
                                                       Section III.E.1 (Initial and periodic disclosure of
                                                       personal holdings)
------------------------------------------------------ ------------------------------------------------------
                                                       Section III.E.2 (Transaction and periodic statement
                                                       reporting requirements)
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                                       Section IV - Fiduciary Duties
-------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Section IV.A (Confidentiality)                         Section IV.B (Gifts)
------------------------------------------------------ ------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Section IV.D (Undue influence)                         Section IV.C (Corporate opportunities)
------------------------------------------------------ ------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
                                                       Section IV.E (Service as a Director)
------------------------------------------------------ ------------------------------------------------------

Note: This table is only a summary of applicable requirements. The text of the Code itself must be examined for definitive requirements.

D. Application of the Code to Interested Directors. This Code applies to Interested Directors and requires Interested Directors to comply with each of the provisions as outlined below:

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------------------------------------------------------ ------------------------------------------------------
Interested Directors must comply with these sections Interested
Directors are exempt from these sections of the Code of the Code
====================================================== ======================================================
=============================================================================================================
                  Section II - Personal Securities Transactions Involving Legg Mason Funds
-------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
All provisions of Section II
------------------------------------------------------ ------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
               Section III - Personal Securities Transactions Not Involving Legg Mason Funds
-------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Sections III.E.1 (Initial and periodic disclosure of   Section III.A (Preclearance requirements for Access
personal holdings)                                     Persons)
------------------------------------------------------ ------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Section III.E.2 (Transaction and periodic statement    Section III.B (Execution of personal securities
reporting requirements)                                transactions)
------------------------------------------------------ ------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Section III.E.4 (Disclaimers)                          Section III.C (Prohibited transactions)
------------------------------------------------------ ------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Section III.E.5 (Availability of reports)              Section III.D (Exemptions)
------------------------------------------------------ ------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
                                                       Section III.E.3 (Independent Fund Directors'
                                                       Reporting)
------------------------------------------------------ ------------------------------------------------------
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                                       Section IV - Fiduciary Duties
-------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Section IV.A (Confidentiality)                         Section IV.B (Gifts)
------------------------------------------------------ ------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Section IV.C (Corporate opportunities)                 Section IV.E (Service as a Director)
------------------------------------------------------ ------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------
Section IV.D (Undue influence)
------------------------------------------------------ ------------------------------------------------------

Note: This table is only a summary of applicable requirements. The text of the Code itself must be examined for definitive requirements.


                                       7

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II.      PERSONAL SECURITIES TRANSACTIONS INVOLVING LEGG MASON FUNDS

A. Preclearance of Transactions in Legg Mason Funds. Transactions involving Legg Mason Funds (purchases, sales or exchanges) do not need to be precleared.

B. Execution of Transactions in Legg Mason Funds. Unless an exception is provided in writing by the Appropriate Compliance Department, all transactions in Legg Mason Funds shall be executed through a broker-dealer previously approved by the Legal and Compliance Department.

C.       Prohibited Transactions in Legg Mason Funds.

         1. 60 Day Holding Period. No Access Person may sell (or exchange out of) shares of a Legg Mason Fund in which the Access Person has a Beneficial Interest within sixty (60) calendar days of a purchase of (or exchange into) shares of the same Legg Mason Fund for the same account, including any individual retirement account or 401(k) participant account.

         2. Other Prohibited Trading. No Access Person may use his or her knowledge of the portfolio holdings of a Legg Mason Fund to engage in any trade or short-term trading strategy involving such Fund that may conflict with the best interests of the Fund and its shareholders.

D.       Exemptions for Transactions in Legg Mason Funds.

         1.       Exemption from Preclearance: Not applicable

         2. Exemptions from Treatment as a Prohibited Transaction: The following Securities Transactions involving Legg Mason Funds are exempt from the prohibited transaction restrictions set forth in Section II.C:

                  a. Legg Mason Money Market Funds. Purchases or redemptions of Legg Mason Funds that are money market funds.

                  b. No Knowledge. Purchases or redemptions of Legg Mason Funds where the Access Person has no knowledge of the transaction before it is completed (for example, transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

                  c. Systematic Investment. Purchases or redemptions of Legg Mason Funds pursuant to an Automatic Investment Plan where a prescribed purchase or sale is made automatically on a regular predetermined basis without affirmative action by the Access Person or pursuant to a similar arrangement approved by the Compliance Department (for example, Legg Mason Future First, automated payroll deduction investments by 401(k) participants, automatic dividend reinvestment, or automatic investment of fees by Independent Directors).

                  d.       Non-material 401(k) Account Reallocations.  Within 60

                                       8

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                           days of a prior reallocation, sales of Legg Mason
                           Funds through a reallocation of an Access Person's current holdings in his/her 401(k) participant account as long as this subsequent reallocation does not materially alter (by more than 2%) the percentage of the account that is invested in a particular Legg Mason Fund. For example, if for the second time within 60 days, an Access Person rebalances his or her current holdings to counteract the impact of market appreciation, the resulting sale or exchange from in any underlying Legg Mason Funds, if not material (if lower than or equal to 2%) in relation to the overall composition of the account, would not be subject to the prohibited transactions restrictions.

E. Reporting Requirements for Transactions in Legg Mason Funds. Each Access Person must arrange for the Appropriate Compliance Department to receive directly from the Access Person's approved brokerage firm duplicate copies of each confirmation for each transaction involving a Legg Mason Fund and periodic statements for each account in which such Access Person has a Beneficial Interest and that holds Legg Mason Funds.

         Access Persons will not be required to arrange for the delivery of duplicate copies of 401(k) participant account statements.


III.     PERSONAL SECURITIES TRANSACTIONS NOT INVOLVING LEGG MASON FUNDS

A.       Preclearance Requirements for Access Persons

         1.       General Requirement. Except for the transactions specified in
                  Section III.D.1, any Securities Transaction in which an Access Person has or acquires a Beneficial Interest must be precleared with a Preclearance Officer.

         2. Trade Authorization Request Forms. Prior to entering an order for a Securities Transaction that requires pre-clearance, the Access Person must complete a Trade Authorization Request form (Appendix 3) and submit the completed form to a Preclearance Officer. The form requires Access Persons to provide certain information and to make certain representations.

                  In the event an Access Person is unable to complete a Trade Authorization Request form, the Access Person may designate another individual to complete the form on his or her behalf. The Access Person's designee should complete the Trade Authorization Request form and the Certification of Access Person's Designee (Appendix 4) and submit both forms to a Preclearance Officer.

                  Proposed Securities Transactions of a Preclearance Officer that require pre-clearance must be submitted to another Preclearance Officer for approval.

         3. Review of Form. After receiving a completed Trade Authorization Request form, a Preclearance Officer will (a) review the information set forth in the form, (b) review information regarding past, pending, and contemplated transactions by any relevant Fund, as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted, must be reflected on the form. The Preclearance Officer should keep one copy of the completed form for the Appropriate Compliance Department and provide one copy to the Access Person seeking authorization.

                                       9

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                  No order for a securities transaction for which pre-clearance authorization is required may be placed prior to the receipt by the Access Person of written authorization of the transaction by a Preclearance Officer. Verbal approvals are not permitted.

         4. Length of Trade Authorization Approval. The authorization provided by a Preclearance Officer is effective until the earlier of (1) its revocation, (2) the close of business on the next trading day immediately following the day on which the authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or (3) the moment the Access Person learns that the information in the Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed. If the Securities Transaction is placed but has not been executed before the authorization expires (as, for example, in the case of a limit order), no new authorization is necessary unless the person placing the original order for the Securities Transaction amends it in any way, or learns that the information in the Trade Authorization Request form is not accurate.

         5. No Explanation Required for Refusals. In some cases, a Preclearance Officer may refuse to authorize a Securities Transaction for a reason that is confidential. Preclearance Officers are not required to give an explanation for refusing to authorize any Securities Transaction.

B. Execution of Personal Securities Transactions. Unless an exception is provided in writing by the Appropriate Compliance Department, all transactions in Securities subject to the pre-clearance requirements shall be executed through a broker-dealer previously approved by the Legal and Compliance Department.

C.       Prohibited Transactions.

         1. Always Prohibited Securities Transactions. The following Securities Transactions are prohibited and will not be authorized under any circumstances:

                  a. Inside Information. Any transaction in a Security by an individual who possesses material nonpublic information regarding the Security or the issuer of the Security;

                  b. Market Manipulation. Transactions intended to raise, lower, or maintain the price of any Security or to create a false appearance of active trading;

                  c. Others. Any other transaction deemed by the Preclearance Officer to involve a conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety.

         2. Generally Prohibited Securities Transactions. Unless exempted by Section III.D, the following Securities Transactions are prohibited and will not be authorized by a Preclearance Officer absent exceptional circumstances. The prohibitions apply only to the categories of Access Persons specified.

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                  a.       Initial Public Offerings (Investment Personnel only).
                           Any purchase of a Security by Investment Personnel in an initial public offering (other than a new offering of a registered open-end investment company);

                  b. One Day Blackout (all Access Persons). Any purchase or sale of a Security by an Access Person on any day during which any Fund has a pending buy or sell order, or has effected a buy or sell transaction, in the same Security (or Equivalent Security);

                  c. Seven-Day Blackout (Portfolio Managers only). Any purchase or sale of a Security by a Portfolio Manager within seven calendar days of a purchase or sale of the same Security (or Equivalent Security) by a Fund managed by that Portfolio Manager. For example, if a Fund trades a Security on day one, day eight is the first day the Portfolio Manager may trade that Security for an account in which he or she has a Beneficial Interest;

                  d. 60-Day Blackout (Investment Personnel only). (1) Purchase of a Security in which an Investment Person thereby acquires a Beneficial Interest within 60 days of a sale of the Security (or an Equivalent Security) in which such Investment Person had a Beneficial Interest, and (2) sale of a Security in which an Investment Person has a Beneficial Interest within 60 days of a purchase of the Security (or an Equivalent Security) in which such Investment Person had a Beneficial Interest, if, in either case, a Fund managed by the Investment Person's immediate employer held the same Security at any time during the 60 day period prior to the proposed Securities transaction; unless the Investment Person agrees to give up all profits on the transaction in accordance with Section V.B.1. Of course, Investment Personnel must place the interests of the Funds first; they may not avoid or delay purchasing or selling a security for a Fund in order to profit personally; and

                  e. Private Placements (Investment Personnel only). Acquisition of a Beneficial Interest in Securities in a private placement by Investment Personnel is strongly discouraged. A Preclearance Officer will give permission only after considering, among other facts, whether the investment opportunity should be reserved for a Fund managed by the Investment Person's immediate employer and whether the opportunity is being offered to the person by virtue of the person's position as an Investment Person. Investment Personnel who have acquired a Beneficial Interest in Securities in a private placement are required to disclose their Beneficial Interest to the Appropriate Compliance Department. If the Investment Person is subsequently involved in a decision to buy or sell a Security (or an Equivalent Security) from the same issuer for a Fund, then the decision to purchase or sell the Security (or an Equivalent Security) must be independently authorized by a Portfolio Manager with no personal interest in the issuer.

D. Exemptions.

         1. Exemptions from Preclearance and Treatment as a Prohibited Transaction. The following Securities Transactions are exempt from the pre-clearance requirements set forth in Section III.A. and the prohibited transaction restrictions set forth in Section III.C.2:

                  a. Mutual Funds. Any purchase or sale of a Security issued by any registered open-end investment companies other than a Legg Mason Fund (including College Savings Plans established under Section 529(a) of the Internal Revenue Code known as "Section 529 Plans" regardless of whether they offer Legg Mason Funds);

                  b. No Knowledge. Securities Transactions where the Access Person has no knowledge of the transaction before it is completed (for example, Securities Transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

                  c. Legg Mason, Inc. Stock. Any purchase or sale of, or option transaction in Legg Mason, Inc. stock.

                  d. Certain Corporate Actions. Any acquisition of Securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of Securities;

                  e. Systematic Investment. Any acquisition or redemption of a security pursuant to an Automatic Investment Plan where a prescribed purchase or redemption is made automatically on a regular predetermined basis without affirmative action by the Access Person or pursuant to a similar arrangement approved by the Compliance Department (for example Employee Stock Purchase Plan).

                  f. Options-Related Activity. Any acquisition or disposition of a security in connection with an option-related Securities Transaction that has been previously approved pursuant to the Code. For example, if an Access Person receives approval to write a covered call, and the call is later exercised, the provisions of Sections III.A. and III.C. are not applicable to the sale of the underlying security.

                  g. Commodities, Futures, and Options on Futures. Any Securities Transaction involving commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly traded market based index of stocks) and options on futures.

                  h. Rights. Any acquisition of Securities through the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent the rights were acquired in the issue; and

                  i. Miscellaneous. Any transaction in the following: (1) bankers acceptances, (2) bank certificates of deposit, (3) commercial paper, (4) repurchase agreements, (5) Securities that are direct obligations of the U.S. Government, and (6) other Securities as may from time to time be designated in writing by the Code of Ethics Review Committee on the

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                           ground that the risk of abuse is minimal or
                           non-existent.

         2. Exemption from Treatment as a Prohibited Transaction. The following Securities Transactions are exempt from the prohibited transaction restrictions that are set forth in
                  Section III.C.2. They are not exempt from the pre-clearance requirements set forth in Section III.A:

                  a. Employer of Access Person Does Not Make Investment Decisions For the Relevant Fund. The prohibitions in Sections III.C.2.b, c, and d are not applicable to any Securities Transaction effected by an Access Person that is employed by a Fund Adviser if the employer of the Access Person is not the Fund Adviser that makes investment decisions for the relevant Fund, so long as the Access Person does not have actual knowledge of any open, executed, or pending transactions for such Fund. A Security Transaction effected by an Access Person who has actual knowledge of an open, executed, or pending portfolio transaction by any Fund is not exempt from the prohibitions of Sections III.C.2.b, c, and d. Employees of more than one Fund Adviser must take into account the transactions of Funds managed by each of their employers.

                  b. De Minimis Transactions. The prohibitions in Section III.C.2.b and c are not applicable to the following transactions:

                           i.    Equity Securities. Any equity Security
                                 Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving 1000 shares or less in the aggregate if the issuer of the Security is listed on the New York Stock Exchange or has a market capitalization in excess of $1 billion.

                           ii. Fixed-Income Securities. Any fixed income Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving $100,000 principal amount or less in the aggregate.

                  c.       Options on Broad-Based Indices. The prohibitions in
                           Section III.C.2. b, c, and d are not applicable to any Securities Transaction involving options on certain broad-based indices designated by the Legal and Compliance Department. The broad-based indices designated by the Legal and Compliance Department may be changed from time to time and presently consist of the S&P 500, the S&P 100, NASDAQ 100, Nikkei 300, NYSE Composite, and Wilshire Small Cap indices.

E.       Reporting Requirements

         1. Initial and Periodic Disclosure of Personal Holdings (by Access Persons including Interested Directors). Within ten
                  (10) days of being designated as an Access Person and thereafter on an annual basis, an Access Person must acknowledge receipt and review of the Code and disclose all Securities in which such Access Person has a Beneficial Interest on the Acknowledgement of Receipt of Code of Ethics and Personal Holdings Report (Appendix 2). The information regarding securities ownership must be current as of a date no more than 45 days prior to the individual becoming an Access Person or submitting his annual holdings report.

2. Transaction and Periodic Statement Reporting Requirements (for Access Persons including Interested Directors)

                  a. Except as provided below in III E.2.b, an Access Person must arrange for the Appropriate Compliance Department to receive directly from any broker dealer, or bank that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest, duplicate copies of each confirmation for each such transaction and periodic statements for each account in which such Access Person has a Beneficial Interest. Transaction reports must be provided no later than 30 days after the close of each calendar quarter. Attached as Appendix 6 is a form of letter that may be used to request such documents from such entities.

                  b. For the "mutual funds-only accounts" in which he has a Beneficial Interest, an Access Person does not need to arrange for the Compliance Department to receive duplicate transaction confirmations and periodic statements on an ongoing basis. However, statement copies for these accounts must be made available for review upon specific request by the Legal & Compliance Department. "Mutual funds-only accounts" are herein defined as accounts invested only in non-Legg Mason, open-end mutual funds where no other type of securities may be held.

                  c. If an Access Person opens a new reportable account that has not previously been disclosed, the Access Person must immediately notify the Appropriate Compliance Department in writing of the existence of the account and make arrangements to comply with the requirements set forth herein. Access Persons may report the opening of a new account by completing the New Account(s) Report that is attached as Appendix 8.

                  d. If an Access Person is not able to arrange for duplicate confirmations and periodic statements to be sent, the Access Person must immediately notify the Appropriate Compliance Department.

         3. Independent Fund Directors' Reporting. Within ten (10) days of being designated an Independent Fund Director and thereafter on an annual basis, an Independent Fund Director must acknowledge receipt and review of the Code of Ethics on the Acknowledgement of Receipt of Code of Ethics (Appendix 5).

                  Each Independent Fund Director must also report to the Legal and Compliance Department any Securities Transaction in which the Independent Fund Director has or acquires a Beneficial Interest if the Independent Fund Director knew, or in the ordinary course of fulfilling his or her duty as a director of a Fund should have known, that during the 15-day period immediately preceding or after the date of the transaction such Security (or an Equivalent Security) was or would be purchased or sold by the Fund, or such purchase or sale was or would be considered by the Fund.

         4. Disclaimers. Any report of a Securities Transaction for the benefit of a person other than the individual in whose account the transaction is placed may contain a statement that the report should not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

         5. Availability of Reports. All information supplied pursuant to this Code may be made available for inspection to the board of directors of each company employing the Access Person, the Board of Directors of each Legg Mason Fund, the Code of Ethics Review Committee, the Legal and Compliance Department, Preclearance Officers, the Access Person's department manager (or designee), any party to which any investigation is referred by any of the foregoing, the Securities Exchange Commission, any self-regulatory organization of which Legg Mason is a member, any state securities commission, and any attorney or agent of the foregoing or of the Legg Mason Funds.

IV.      FIDUCIARY DUTIES

A. Confidentiality. Access Persons are prohibited from revealing information relating to the investment intentions, activities or portfolios of the Funds, except to persons whose responsibilities require knowledge of the information.

B.       Gifts. The following provisions on gifts apply to all Investment
         Personnel.

         1. Accepting Gifts. On occasion, because of their position with the Legg Mason Funds, Investment Personnel may be offered, or may receive without notice, gifts from clients, brokers, vendors, or other persons not affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of the Legg Mason Funds and the Fund Advisers. Gifts of a nominal value (i.e., gifts whose reasonable value is no more than $100 a year), and customary business meals, entertainment (e.g., sporting events), and promotional items (e.g., pens, mugs, T-shirts) may be accepted. If an Investment Person receives any gift that might be prohibited under this Code, the Investment Person must immediately inform the Appropriate Compliance Department.

         2. Solicitation of Gifts. Investment Personnel may not solicit gifts or gratuities.

         3. Giving Gifts. Access Persons may not personally give gifts with an aggregate value in excess of $100 per year to any person associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or clients of the firm.

C. Corporate Opportunities. Access Persons may not take personal advantage of any opportunity properly belonging to any Fund or Fund Adviser. For example, an Investment Person should not acquire a Beneficial Interest in a Security of limited availability without first offering the opportunity to purchase such Security to the Fund Adviser for the relevant Fund.

D. Undue Influence. Access Persons may not cause or attempt to cause any Fund to purchase, sell or hold any Security in a manner calculated to create any personal benefit to the Access Person. If an Access Person stands to benefit materially from an investment decision for a Fund, and the Access Person is making or participating in the investment decision, then the Access Person must disclose the potential benefit to those persons with authority to make investment decisions for the Fund (or, if the Access Person in question is a person with authority to make investment decisions for the Fund, to the Appropriate Compliance Department). The person to whom the Access Person reports the interest, in consultation with the Appropriate Compliance Department, must determine whether or not the Access Person will be restricted in making or participating in the investment decision.

E. Service as a Director. No Investment Person may serve on the board of directors of a publicly-held company (other than the Fund Advisers, their affiliates, and the Funds) absent prior written authorization by the Code of Ethics Review Committee. This authorization will rarely, if ever, be granted and, if granted, will normally require that the affected Investment Person be isolated, through a Chinese Wall or other procedures, from those making investment decisions related to the issuer on whose board the Investment Person sits.


V.       COMPLIANCE WITH THE CODE OF ETHICS

A.       Code of Ethics Review Committee

         1. Membership, Voting and Quorum. The Code of Ethics Review Committee is comprised of the individuals identified in Appendix 1. The Committee shall vote by majority vote with two members serving as a quorum. Legg Mason Fund Adviser, Inc. shall appoint members to the Committee provided, however, that at least one member of the Committee shall be a member of the Legal and Compliance Department.

         2. Investigating Violations of the Code. The Appropriate Compliance Department is responsible for investigating any suspected violation of the Code and shall report the results of each investigation to the Code of Ethics Review Committee. The Code of Ethics Review Committee is responsible for reviewing the results of any investigation of any reported or suspected violation of the Code. Any material violation of the Code by an Access Person will be reported to the Boards of Directors of the relevant Legg Mason Funds no less frequently than each quarterly meeting.

         3. Annual Reports. The Code of Ethics Review Committee will review the Code at least once a year, in light of legal and business developments and experience in implementing the Code, and will report to the Board of Directors of each Legg Mason
                  Fund:

                  a. Summarizing existing procedures concerning personal investing and any changes in the procedures made during the past year;

                  b. Identifying any material violation during the past year; and

                  c. Identifying any recommended changes in existing restrictions or procedures based on its experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

B.       Remedies

         1. Sanctions. If the Code of Ethics Review Committee determines that an Access Person has committed a violation of the Code, the Committee may impose sanctions and take other actions as it deems appropriate, including a verbal warning, a letter of caution or warning, suspension of personal trading rights, suspension of employment (with or without compensation), fine, civil referral to the Securities and Exchange Commission, criminal referral, and termination of employment of the violator for cause. The Code of Ethics Review Committee may also require the Access Person to reverse the transaction in question and forfeit any profit or absorb any loss associated or derived as a result. The amount of profit shall be calculated by the Code of Ethics Review Committee. No member of the Code of Ethics Review Committee may review his or her own transaction. The Code of Ethics Review Committee can delegate authority to deal immediately with questions regarding, or violations of, the Code to a representative of the Appropriate Compliance Department.

         2. Sole Authority. The Code of Ethics Review Committee has sole authority, subject to the review set forth in Section V.B.3 below, to determine the remedy for any violation of the Code, including appropriate disposition of any monies forfeited pursuant to this provision. In exercising such authority, the Code of Ethics Review Committee may delegate authority to determine remedies to a representative of the Appropriate Compliance Department; however, all such determinations will be subject to review and approval by the Code of Ethics Review Committee. Failure to promptly comply with any sanction directive may result in the imposition of additional sanctions.

         3. Review. The Boards of Directors of the relevant Legg Mason Funds may modify sanctions imposed by the Code of Ethics Review Committee, as they deem appropriate. The Boards shall have access to all information considered by the Code of Ethics Review Committee in relation to the case. The Code of Ethics Review Committee may determine whether or not to delay the imposition of any sanctions pending review by the applicable Board of Directors.

C. Exceptions to the Code. Although exceptions to the Code will rarely be granted, the Appropriate Compliance Department may grant exceptions to the requirements of the Code on a case by case basis if the Appropriate Compliance Department finds that the proposed conduct involves negligible opportunity for abuse. All such exceptions must be in writing and must be reported as soon as practicable to the Code of Ethics Review Committee and to any relevant Funds' Board of Directors at their next regularly scheduled meeting after the exception is granted.

D. Inquiries Regarding the Code. The Appropriate Compliance Department will answer any questions about this Code or any other compliance-related matters.


VI.      DEFINITIONS

         When used in the Code, the following terms have the meanings set forth below:

         "Access Person" means:

         (1)      every director or officer of a Legg Mason Fund or a Fund
                  Adviser;

         (2) every employee of a Fund Adviser (or employee of a company in a control relationship with a Legg Mason Fund or a Fund Adviser), who in connection with his or her regular functions or duties (a) obtains information regarding the portfolio holdings of a Legg Mason Fund prior to public dissemination, or (b) makes, participates in, or obtains information regarding the purchase or sale of a Security by a Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales;

         (3) every natural person in a control relationship with a Legg Mason Fund or a Fund Adviser who obtains information concerning (a) a Fund's portfolio holdings, or (b) recommendations made to a Fund with regard to the purchase or sale of a Security;

         (4) any director, officer or employee of Legg Mason who in the ordinary course of his or her business (a) obtains information regarding the portfolio holdings of any Legg Mason Fund prior to public dissemination, or (b) makes, participates in or obtains information regarding the purchase or sale of Securities for any of the Legg Mason Funds, or whose functions or duties as a part of the ordinary course of his or her business relate to the making of any recommendation to a Legg Mason Fund concerning the purchase or sale of Securities; and

         (5) such other persons as the Legal and Compliance Department shall designate.

         Any uncertainty as to whether an individual is an Access Person should be brought to the attention of the Legal and Compliance Department. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "Access Person" found in Rule 17j-1(e) (1) promulgated under the Investment Company Act of 1940, as amended.

         "Appropriate Compliance Department" for an employee means the compliance department of that employee's immediate employer. For dual employees, the compliance department of one employer will be designated as the Appropriate Compliance Department. For Independent Fund Directors, it shall mean the Legal and Compliance Department.

         "Automatic Investment Plan" means a program in which regular periodic purchases or withdrawals are made automatically in or from investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

         "Beneficial Interest" means the opportunity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to profit, or share in any profit derived from, a transaction in the subject Securities.

         An Access Person is deemed to have a Beneficial Interest in the following:

         (1)      any Security owned individually by the Access Person;

         (2) any Security owned jointly by the Access Person with others (for example, joint accounts, spousal accounts, partnerships, trusts and controlling interests in corporations); and

         (3) any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if:

                  a. the Security is held in an account over which the Access Person has decision making authority (for example, the Access Person acts as trustee, executor, or guardian); or

                  b. the Security is held in an account for which the Access Person acts as a broker or investment adviser representative.

         An Access Person is presumed to have a Beneficial Interest in the following:

         (4) any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if the Immediate Family member resides in the same household as the Access Person. This presumption may be rebutted if the Access Person provides the Legal and Compliance Department with satisfactory assurances that the Access Person does not have an ownership interest, individual or joint, in the Security and exercises no influence or control over investment decisions made regarding the Security. Access Persons may use the form attached as Appendix 7 (Certification of No Beneficial Interest) in connection with such requests. The presumption will not be deemed rebutted unless and until the Compliance Department approves the petition in writing.

         Any uncertainty as to whether an Access Person has a Beneficial Interest in a Security should be brought to the attention of the Legal and Compliance Department. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "beneficial owner" found in Rules 16a-1(a) (2) and (5) promulgated under the Securities Exchange Act of 1934, as amended.

         "Board of Directors" means the Board of Directors of the Legg Mason Funds.

         "Code" means this Code of Ethics, as amended.

         "Equivalent Security" means any Security issued by the same entity as the issuer of a subject Security, including options, rights, stock appreciation rights, warrants, preferred stock, restricted stock, phantom stock, bonds, and other obligations of that company or security otherwise convertible into that security. Options on securities are included even if, technically, they are issued by the Options Clearing Corporation or a similar entity.

         "Fund Adviser" means any entity that acts as a manager, adviser or sub-adviser to a Legg Mason Fund.

         "Immediate Family" of an Access Person means any of the following persons:

         child                     grandparent                son-in-law
         stepchild                 spouse                     daughter-in-law
         grandchild                sibling                    brother-in-law
         parent                    mother-in-law              sister-in-law
         stepparent                father-in-law

         Immediate Family includes adoptive relationships and other relationships (whether or not recognized by law) that the Legal and Compliance Department determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

         "Independent Fund Director" means an independent director of a Legg Mason Fund.

         "Interested Director" means a person that is not an Independent Fund Director but is an Access Person solely by reason of his or her service as a director of a Legg Mason Fund or Fund Adviser who does not, in the ordinary course of his or her business (a) obtain information regarding the portfolio holdings of a Legg Mason Fund prior to public dissemination, (b) obtain information regarding the purchase or sale of Securities for any of the Legg Mason Funds, or (c) perform any functions or duties that relate to the making of recommendations to any such Fund concerning the purchase or sale of securities.

         "Investment Personnel" and "Investment Person" mean:

         (1)      Each Portfolio Manager;

         (2) Any Access Person who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of Securities by a Fund, including an Access Person who helps execute a Portfolio Manager's decisions: and

         (3) Any natural person who controls a Fund or a Fund Adviser and who obtains information concerning recommendations made to a Fund regarding the purchase or sale of Securities by a Fund.

         "Legal and Compliance Department" means the Legal and Compliance Department of Legg Mason and the persons designated in Appendix 1, as such Appendix shall be amended from time to time. See also "Appropriate Compliance Department."

         "Legg Mason Fund" and "Fund" mean an investment company registered under the Investment Company Act of 1940 (or a portfolio or series thereof, as the case may be) that is part of the Legg Mason Family of Funds, including, but not limited to, each or all of the series in the Legg Mason Income Trust, Inc., Legg Mason Cash Reserve Trust, Legg Mason Tax-Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Investment Trust, Inc., and Legg Mason Charles Street Trust, Inc. Legg Mason Fund includes an investment company which is being considered for merger with a Legg Mason Fund.

         "Portfolio Manager" means a person who has or shares principal day-to-day responsibility for managing the portfolio of a Fund.

         "Preclearance Officer" means each person designated as a Preclearance Officer by the Code of Ethics Review Committee or a Code of Ethics Review Committee delegate.

         "Securities Transaction" means a purchase or sale of Securities in which an Access Person has or acquires a Beneficial Interest.

         "Security" includes stock, notes, bonds, debentures, and other evidences of indebtedness (including loan participations and assignments), limited partnership interests, investment contracts, closed-end investment companies, and all derivative instruments of the foregoing, such as options and warrants. "Security" does not include futures or options on futures, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.


VII.     APPENDICES TO THE CODE

         The following appendices are attached to and are a part of the Code:

         Appendix 1.       Contact Persons

         Appendix 2.       Acknowledgement of Receipt of Code of Ethics and
                           Personal Holdings Report

         Appendix 3.       Trade Authorization Request for Access Persons

         Appendix 4.       Certification of Access Person's Designee

         Appendix 5.       Acknowledgement of Receipt of Code of Ethics
                           (Independent Fund Directors)

         Appendix 6.       Form Letter to Broker, Dealer, Bank, or Mutual Fund

         Appendix 7.       Certification of No Beneficial Interest

         Appendix 8.       New Account(s) Report

                                   Appendix 1

                                 CONTACT PERSONS




LEGAL AND COMPLIANCE DEPARTMENT (ASSET MANAGEMENT GROUP)

         Richard M. Wachterman
         Isabelle A. Smith
         Gregory J. Keifer
         John A. Redding, IV



CODE OF ETHICS REVIEW COMMITTEE

         Amy M. Olmert
         Edward A. Taber, III
         Neil P. O'Callaghan
         Mark R. Fetting
         Deepak Chowdhury
         Richard M. Wachterman

________________________                  ______________         _______________
Access Person Last Name                   First Name             Mid Initial


_________________________                            ___________________________
Department                                           Ext.


                                   Appendix 2

                  ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS
                          AND PERSONAL HOLDINGS REPORT

Please specify:   __ Initial Report     or    __ Annual Renewal (You were
                  (New Access Person)         (previously an Access Person)

I acknowledge that I have received the Code of Ethics dated December 2005 and represent that:

1. I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

2. In accordance with the requirements of the Code, I will obtain prior written authorization for all Securities Transactions in which I have or acquire a Beneficial Interest, except for transactions exempt from pre-clearance under the Code.

3. In accordance with the requirements of the Code, I will report all non-exempt Securities Transactions in which I have or acquire a Beneficial Interest.

4. I agree that in case of a violation, I may be subject to various possible sanctions (pursuant to section V.B.1 of the Code) and as determined by the Compliance Department. Possible sanctions include verbal and written warnings, fines, trading suspensions, reversal of trades by which I agree to disgorge and forfeit any profits or absorb any loss on prohibited transactions, termination of employment, civil referral to the Securities and Exchange Commission, and criminal referral in accordance with the requirements of the Code.

5.   I will comply with the Code of Ethics in all other respects.

6. The following is a list of all Accounts/Securities in which I have a Beneficial Interest, and such information is current as of a date no more than 45 days prior to the date hereof:

     a Provide the information requested below for each investment account in which you have Beneficial Interest. Indicate "N/A" or "None" if appropriate.

         Per Section III.E.2.b, periodic reporting (through duplicate transaction confirmation and duplicate statement provided on an ongoing basis) is not required for "mutual funds-only accounts". However, statement copies for these accounts must be made available for review upon specific request by the Legal & Compliance Department. "Mutual funds-only accounts" are accounts invested exclusively in non-Legg Mason open-end mutual funds and where no other types of securities (stock, bonds, etc.) may be held.

     b Attach the most recent account statement for each account identified that is not maintained at a broker-dealer previously approved by Legal and Compliance. Indicate "N/A" or "None" if appropriate.

                      (Attach separate sheet if necessary)
Table 1

------------------------------ -------------------------------- ----------------------- --------------------- ---------------
                                                                                                                Discretionary
                                                                                                                account:
NAME OF BROKER DEALER, BANK,            ACCOUNT TITLE                RELATIONSHIP                               Check
       OR MUTUAL FUND                acct holder's name         if acct holder is not                           if
                                       and (acct type)            the Access Person        ACCOUNT NUMBER       applicable
------------------------------ -------------------------------- ----------------------- --------------------- ---------------
------------------------------ -------------------------------- ----------------------- --------------------- ---------------
Ex:                               Jane Smith (IRA)                 spouse                  xxx-xxxxx
------------------------------ -------------------------------- ----------------------- --------------------- ---------------


------------------------------ -------------------------------- ----------------------- --------------------- ---------------


------------------------------ -------------------------------- ----------------------- --------------------- ---------------


------------------------------ -------------------------------- ----------------------- --------------------- --------------


------------------------------ -------------------------------- ----------------------- --------------------- --------------


------------------------------ -------------------------------- ----------------------- --------------------- --------------


------------------------------ -------------------------------- ----------------------- --------------------- --------------


------------------------------ -------------------------------- ----------------------- --------------------- --------------


------------------------------ -------------------------------- ----------------------- --------------------- --------------


------------------------------ -------------------------------- ----------------------- --------------------- --------------


------------------------------ -------------------------------- ----------------------- --------------------- --------------


Please list "mutual funds-only accounts" in the table 2 below: I understand that at any time during the term of my employment as an Access Person, I may be asked to provide statement information regarding the accounts below upon specific request by the Legal & Compliance Department.

Table 2

------------------------------ -------------------------------- ----------------------- --------------------- --------
                                                                                                                Mutual
                                                                                                                funds-only
NAME OF BROKER DEALER, BANK,            ACCOUNT TITLE                RELATIONSHIP          ACCOUNT NUMBER       account:
       OR MUTUAL FUND                acct holder's name         if acct holder is not                           Check
                                       and (acct type)            the Access Person                             here
------------------------------ -------------------------------- ----------------------- --------------------- --------
------------------------------ -------------------------------- ----------------------- --------------------- --------


------------------------------ -------------------------------- ----------------------- --------------------- --------


------------------------------ -------------------------------- ----------------------- --------------------- --------


------------------------------ -------------------------------- ----------------------- --------------------- --------


------------------------------ -------------------------------- ----------------------- --------------------- --------


------------------------------ -------------------------------- ----------------------- --------------------- --------


------------------------------ -------------------------------- ----------------------- --------------------- --------


------------------------------ -------------------------------- ----------------------- --------------------- --------

     c If you have Beneficial Interests in Securities that are not listed above (stock certificates, private equity investments), list them below. Indicate "N/A" or "None" if appropriate.

Table 3

---------------------------------- ----------------------- ------------------------------------ ----------------------
                                        RELATIONSHIP
     NAME OF SECURITY OWNER         if security owner is            NAME OF SECURITY             NUMBER OF SHARES /
                                   not the Access Person                                          PRINCIPAL AMOUNT
---------------------------------- ----------------------- ------------------------------------ ----------------------
---------------------------------- ----------------------- ------------------------------------ ----------------------

---------------------------------- ----------------------- ------------------------------------ ----------------------
---------------------------------- ----------------------- ------------------------------------ ----------------------

---------------------------------- ----------------------- ------------------------------------ ----------------------
---------------------------------- ----------------------- ------------------------------------ ----------------------

---------------------------------- ----------------------- ------------------------------------ ----------------------
---------------------------------- ----------------------- ------------------------------------ ----------------------

---------------------------------- ----------------------- ------------------------------------ ----------------------
---------------------------------- ----------------------- ------------------------------------ ----------------------

---------------------------------- ----------------------- ------------------------------------ ----------------------
---------------------------------- ----------------------- ------------------------------------ ----------------------

---------------------------------- ----------------------- ------------------------------------ ----------------------




7. I certify that the information on this form is accurate and complete.





------------------------------------
Access Person's Name


------------------------------------                 ------------------
Access Person's Signature                            Date

________________________                  ______________         _______________
Access Person Last Name                   First Name             Mid Initial


_________________________                            ___________________________
Department                                           Ext.


                                   Appendix 3

                 TRADE AUTHORIZATION REQUEST FOR ACCESS PERSONS


1. Name of Access Person:-------------------------------------------------------



2. Department and phone ext.:---------------------------------------------------



3. Account Title (acct holder's name):------------------------------------------



4. Account Number:--------------------------------------------------------------



5. Name of Security:------------------------------------------------------------



6.   Maximum amount to be purchased   Max. No.               or Max
     or sold:                         of shares------------  $ amount:----------


7.   Name and phone number of broker to effect transaction:---------------------



8.   Check applicable boxes: Purchase _  Sale _  Market Order _  Limit Order _


9. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a) I do not possess any material nonpublic information regarding the Security or the issuer of the Security.

     (b) I am not aware that any Fund has an open order to buy or sell the Security or an Equivalent Security.

     (c) By entering this order, I am not using knowledge of any open, executed, or pending transaction by a Fund to profit by the market effect of such Fund transaction.

     (d) I believe that the proposed trade fully complies with the requirements of the Code.


_________________________     ______________             _______________
Access Person's Signature     Date                       Time



_______________________                   __________             ____________
Access Person Last Name                   First Name             Mid Initial

_________________________                            ___________________________
Department                                           Ext.



                         TRADE AUTHORIZATION OR DENIAL
                   (to be completed by Preclearance Officer)

______________________________          _________________       ________________
Name of Preclearance Officer            Date                    Time

______________________________          __  Approved            __  Denied
Signature of Preclearance Officer

________________________                  ______________         _______________
Access Person Last Name                   First Name             Mid Initial


_________________________                            ___________________________
Department                                           Ext.

                                   Appendix 4

                    CERTIFICATION OF ACCESS PERSON'S DESIGNEE




                                         (To be completed by the designee)


         I, the undersigned hereby certify that the Access Person named herein and on the attached Trade Authorization Request for Access Persons (a) directly instructed me to complete the attached form on his or her behalf in his or her absence and (b) confirmed to me that the representations and warranties contained in the attached Form are accurate.





________________________________
Access Person's Name (Print)





                                                ________________________________
                                                Access Person's Designee (Print)


                                                ________________________________
                                                Designee' signature


                                                ________________________________
                                                Date

                                   Appendix 5

                  ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS

                      (Independent Fund Directors/Trustees)



I acknowledge that I have received the Code of Ethics dated October 1, 2005 and represent that:

     1. I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

     2. I will comply with each of the provisions of Section II regarding transactions in Legg Mason Funds. I understand that if I provide the Legal & Compliance Department with identifying information about my account(s), it will obtain required information about securities transaction without further reporting by me.

     3. I will report all Securities Transactions required to be reported under Section III.E.3 of the Code in which I have or acquire a Beneficial Interest.

                  Under Section III.E.3, Each Independent Fund Director must also report to the Legal and Compliance Department any Securities Transaction in which the Independent Fund Director has or acquires a Beneficial Interest if the Independent Fund Director knew, or in the ordinary course of fulfilling his or her duty as a director of a Fund should have known, that during the 15-day period immediately preceding or after the date of the transaction such Security (or an Equivalent Security) was or would be purchased or sold by the Fund, or such purchase or sale was or would be considered by the Fund.

     4. I will comply with applicable provisions of the Code of Ethics in all other respects.




                                            ____________________________________
                                            Director/Trustee's Signature (Print)

                                            ____________________________________
                                            Print Name

                                            ____________________________________
                                            Date

                                   Appendix 6

              FORM OF LETTER TO BROKER DEALER, BANK, OR MUTUAL FUND



                                     (Date)


(Name and
Address)


         Subject: Account #
                           ---------------------------------------




Dear:
     --------------------------------------


         My employer, ___________________________________, is an investment adviser to, or principal underwriter of, an investment company. Pursuant to my employer's Code of Ethics and Rule 17j-1 under the Investment Company Act of 1940, please send duplicate confirmations of individual transactions as well as duplicate periodic statements for the referenced account directly to:

                   (Name and Address of Individual Responsible
            for Reviewing Periodic Holdings and Transaction Reports)

     Thank you for your cooperation. If you have any questions, please contact me or (Name of Individual Responsible for Reviewing Periodic Holdings and Transaction Reports) at _______________________________.

                                                        Sincerely,


                                                        (Name of Access Person)

________________________                  ______________         _______________
Access Person Last Name                   First Name             Mid Initial


_________________________                            ___________________________
Department                                           Ext.


                                   Appendix 7

                     CERTIFICATION OF NO BENEFICIAL INTEREST


I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by certain members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

The following accounts are maintained by one or more members of my Immediate Family who reside in my household (List accounts below or attach sheet):

-------------------------------- --------------------------------------- --------------------- ----------------------
        BROKERAGE FIRM                       ACCOUNT TITLE                   RELATIONSHIP         ACCOUNT NUMBER
                                         account holder's name
                                           and (account type)
-------------------------------- --------------------------------------- --------------------- ----------------------
-------------------------------- --------------------------------------- --------------------- ----------------------


-------------------------------- --------------------------------------- --------------------- ----------------------
-------------------------------- --------------------------------------- --------------------- ----------------------


-------------------------------- --------------------------------------- --------------------- ----------------------
-------------------------------- --------------------------------------- --------------------- ----------------------

-------------------------------- --------------------------------------- --------------------- ----------------------
-------------------------------- --------------------------------------- --------------------- ----------------------

-------------------------------- --------------------------------------- --------------------- ----------------------

     __           Check here if attachment is provided

I certify that with respect to each of the accounts listed above (initial appropriate boxes):

            __ I do not own individually or jointly with others any of the securities held in the account.

            __ I do not influence or control investment decisions for the account.

            __ I do not act as a broker or investment adviser representative for the account.

I agree that I will notify the Legal and Compliance Department immediately if any of the information I have provided in this certification becomes inaccurate or incomplete.


---------------------------------           -----------------------------------
Access Person's Signature                   Approved by

---------------------------------           -----------------------------------
Print Name                                  Print Name and Title

------------------------------              -----------------------------------
Date                                        Date

________________________                  ______________         _______________
Access Person Last Name                   First Name             Mid Initial


_________________________                            ___________________________
Department                                           Ext.


                                   Appendix 8

                              NEW ACCOUNT(S) REPORT



I recently opened the following account(s) in which I have a Beneficial
Interest:


--------------- ----------------------------- ----------------------------- --------------------- --------------------
                                                     ACCOUNT TITLE            RELATIONSHIP (if
                  NAME OF BROKER, DEALER,        acct holder's name and      acct holder is not
 DATE OPENED        BANK, OR MUTUAL FUND              (acct type)            the Access Person)     ACCOUNT NUMBER
--------------- ----------------------------- ----------------------------- --------------------- --------------------
--------------- ----------------------------- ----------------------------- --------------------- --------------------
Ex: 6/01/05                                      Paul Smith (Roth IRA)                               xxx-xxxxx
--------------- ----------------------------- ----------------------------- --------------------- --------------------
--------------- ----------------------------- ----------------------------- --------------------- --------------------


--------------- ----------------------------- ----------------------------- --------------------- --------------------
--------------- ----------------------------- ----------------------------- --------------------- --------------------


--------------- ----------------------------- ----------------------------- --------------------- --------------------
--------------- ----------------------------- ----------------------------- --------------------- --------------------


--------------- ----------------------------- ----------------------------- --------------------- --------------------
--------------- ----------------------------- ----------------------------- --------------------- --------------------


--------------- ----------------------------- ----------------------------- --------------------- --------------------
--------------- ----------------------------- ----------------------------- --------------------- --------------------


--------------- ----------------------------- ----------------------------- --------------------- --------------------
--------------- ----------------------------- ----------------------------- --------------------- --------------------


--------------- ----------------------------- ----------------------------- --------------------- --------------------






         --------------------------------
         Access Person's Name  (Please print)

         --------------------------------
         Access Person's Signature

         --------------------------------
         Date